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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in his capacity as an officer of ACG Holdings, Inc. and American Color Graphics, Inc., collectively (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002                   /s/  Stephen M. Dyott
                                          ----------------------------
                                               Stephen M. Dyott
                                               Chief Executive Officer

Date: November 13, 2002                   /s/  Joseph M. Milano
                                          ----------------------------
                                               Joseph M. Milano
                                               Chief Financial Officer

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